UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 30, 2007

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-5225
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01.    Entry into a Material Definitive Agreement

On April 30, 2007, Handleman Company (“Handleman”) and certain of its subsidiaries entered into two credit agreements that constitute a $250 million multi-tranche credit facility. The material terms of the two agreements are discussed below.

GE Capital Credit Agreement

On April 30, 2007, Handleman Company and certain subsidiaries of Handleman Company, General Electric Capital Corporation, as Administrative Agent, Agent and Lender; and GE Capital Markets, Inc. as Lead Arranger entered into a Credit Agreement dated April 30, 2007 (“GE Capital Credit Agreement”). Pursuant to the 5-year credit agreement, Handleman may borrow up to $110 million in the aggregate for the purpose of refinancing certain indebtedness of Handleman and its subsidiaries and to provide (a) working capital financing for Handleman and its subsidiaries, (b) funds to repay certain existing indebtedness for Handleman and its subsidiaries, (c) funds for general corporate purposes of Handleman and its subsidiaries, and (d) funds for other purposes permitted by the GE Capital Credit Agreement. Pursuant to the GE Capital Credit Agreement, Handleman has granted to General Electric Capital Corporation, as agent, a security interest in and lien upon all of its existing and after-acquired personal and real property.

Material Terms:

The material terms of the GE Capital Credit Agreement are as follows:

Amount	$110 million

Maturity	5 years
Interest Rate	Libor plus range of 150 to 200 basis points or prime rate plus 0 to 50 basis points based on the performance grid as stated in the GE Capital Credit Agreement.

Unused Fee	.50%

Collateral	First priority security interest in all accounts receivable and inventory. Second priority interest in all Term Priority Collateral.

Covenant	Restrictions on distributions and dividends, acquisitions and investments, indebtedness, prepayments, liens and affiliate transactions, capital structure and business, guaranteed indebtedness and asset sales as stated in the GE Capital Credit Agreement.

Silver Point Finance Credit and Guaranty Agreement

On April 30, 2007, Handleman Company, and certain Handleman subsidiaries, as Guarantors, certain lenders, Silver Point Finance, LLC (“Silver Point”), as administrative agent for the Lenders, in such capacity as Administrative Agent, as Collateral agent and as co-lead arranger entered into a Credit and Guaranty Agreement dated April 30, 2007. Pursuant to the five-year agreement, Handleman may borrow up to $140 million comprised of (a) $50,000,000 aggregate principal amount of Tranche A Term Loan (“Term Loan A”), (b) $40,000,000 aggregate principle amount of Tranche B Term Loan (“Term Loan B”), and (c) up to $50,000,000 aggregate principle amount of Revolving Commitments (“Revolving Facility”), the proceeds of which shall be used to (i) repay the existing indebtedness and the existing Intercompany Note, (ii) finance the working capital needs and general corporate purposes of Handleman and its subsidiaries, and (iii) pay fees and expenses associated with the loan transaction and refinancing. Handleman is securing the obligations by granting Silver Point, as the collateral agent, liens against substantially all of its assets and where Handleman and certain of its subsidiaries guarantee the obligations by granting the liens.

Material Terms:

The material terms of the Silver Point Finance Credit and Guaranty Agreement are as follows:

	Revolving Facility	Term Loan A	Term Loan B
Amount	$50 million	$50 million	$40 million
Maturity	5 years	5 years	5 years
Interest Rate	Libor plus 400 basis points or prime rate plus 300 basis points	Libor plus 400 basis points or prime rate plus 300 basis points	Libor plus 600 basis points or prime rate plus 300 basis points
Unused Fee	2.00%	—	—
Collateral

Second priority interest in all accounts receivable and inventory that secures the GE Facility on a first priority basis and second priority interest in the Term Priority Collateral. Third priority security interest in all GE Collateral.

Second priority interest in all accounts receivable and inventory that secures the GE Facility on a first priority basis and second priority interest in the Term Priority Collateral. Third priority security interest in all GE Collateral.

First priority interest in all tangible and intangible assets (including, without limitation, all owned real estate), except the GE Collateral. Third priority security interest in all GE Collateral.

Optional Prepayment

Prepayment premium of 2% on or after 24 months but prior to 36 months; 1.0% prepayment premium on or after 36 months but prior to 48 months; 0% prepayment premium on or after 48 months.

Covenants to Credit Agreements

Pursuant to the GE Capital Credit Agreement and the Silver Point Finance Credit and Guaranty Agreement, Handleman must maintain a minimum excess availability, which is subject to increase, in order to borrow under these agreements. Also, if Handleman does not maintain other additional availability levels, as stated in these agreements, then the agreements require that Handleman achieve established EBITDA levels on a trailing twelve month basis prior to permitting borrowings under these agreements.

Item 1.02    Termination of a Material Definitive Agreement

On April 30, 2007, Handleman Company and the relevant parties terminated the amended and restated credit agreement with LaSalle Bank Midwest National Association, as administrative agent, KeyBank National Association, as a co-syndication agent, Comerica Bank, as a co-syndication agent, U.S. Bank N.A., as a co-syndication agent and National City Bank of the Midwest, as documentation agent dated November 22, 2005. The parties terminated that agreement as a result of Handleman Company repaying all amounts outstanding under such credit agreement and securing alternative financing arrangement as discussed above.

Section 9 Financial Statement and Exhibits

Item 9.01.    Financial Statements and Exhibits

Exhibit Number	Exhibit Name
10.1	$140,000,000 Senior Secured Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger and General Electric Capital Corporation as Co-Lead Arranger.

10.2	Credit Agreement dated April 30, 2007 among Handleman Company, as Parent Guarantor, and General Electric Capital Corporation, as Administrative Agent, Agent and Lender, and GE Capital Markets, Inc., as Lead Arranger.

Forward-Looking Statements:

This Form 8-K may contain forward-looking statements that are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K should be read in conjunction with the “Forward-Looking Statements” section in Handleman Company’s 2005 Form 10-K (which sections are incorporated by reference herein) and in conjunction with other SEC reports filed by Handleman that disclose other factors that may cause Handleman’s actual results to differ materially. Handleman expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

4

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: May 1, 2007	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
10.1	$140,000,000 Senior Secured Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger and General Electric Capital Corporation as Co-Lead Arranger.

10.2	Credit Agreement dated April 30, 2007 among Handleman Company, as Parent Guarantor, and General Electric Capital Corporation, as Administrative Agent, Agent and Lender, and GE Capital Markets, Inc., as Lead Arranger.